UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2019

HUB GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive, Oak Brook, Illinois 60523
(Address, including zip code, of principal executive offices)

(630) 271-3600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Hub Group, Inc., a Delaware corporation (the “Company”), has appointed Phillip D. Yeager to the position of President and Chief Operating Officer effective July 1, 2019.

Mr. Yeager, 32, was named the Company’s Chief Commercial Officer in January 2018.  As Chief Commercial Officer, Mr. Yeager has been responsible for managing Hub Group’s go to market strategy and its intermodal and truck brokerage operating units.  Prior to serving as Chief Commercial Officer, Mr. Yeager served as Executive Vice President, Account Management and Intermodal Operations beginning in January 2016.  Mr. Yeager previously served as Vice President of Account Management and Business Development from February 2014 to January 2016.  Mr. Yeager joined the Company in 2011 as the Director of Strategy and Acquisitions to focus on strategic initiatives and acquisitions throughout the Company.  Prior to joining the Company, Mr. Yeager served as Assistant Vice President of Commercial Banking at BMO Harris Bank and as an investment banking analyst for Lazard Freres & Co.  Mr. Yeager earned his Bachelor of Arts degree from Trinity College in Hartford, Connecticut and a Master of Business Administration from the University of Chicago Booth School of Business.

There are no arrangements or understandings between Mr. Yeager and any other person pursuant to which Mr. Yeager was appointed as an officer of the Company.  Mr. Phillip Yeager is the son of Mr. David Yeager, Chief Executive Officer, and brother of Mr. Matthew Yeager, Vice President Specialized Intermodal Services, and Ms. Laura Grusecki, Assistant Vice President, Human Resources. Each of Mr. David Yeager, Mr. Matthew Yeager and Ms. Laura Grusecki earned in excess of $120,000 in salary and bonuses in 2018. Each individual’s compensation is comparable to other employees with equivalent qualifications, experience and responsibilities at the Company.  All compensation for the foregoing individuals was approved by our Compensation Committee.  There were no other related person transactions since January 1, 2018.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

Date: May 30, 2019	By:	/s/ Terri A. Pizzuto
Terri A. Pizzuto
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated May 30, 2019